8-K 1 form8-k.htm


UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 20, 2025


ENTREX CARBON MARKET, INC



(Exact Name of Registrant as Specified in Charter)

Nevada
001-363598
84-2099590
(State or Other
Jurisdiction
(Commission
(IRS Employer
of Incorporation)
File Number)
Identification No.)

150 East Palmetto Park Rd, Suite 800, Boca Raton Fl
334323
(Address of Principal Executive Offices)


(561) 465-7475
(Registrant Telephone Number, Including Area Code)



    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant
under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (CFR 240.14d-2(b)) [ ]
Pre-commencement communications pursuant to Rule 13e-4
(c) under the Exchange Act (CFR 240.13e 4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
( 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ( 240.12b-2 of this chapter).


                            Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 1.01.	Entry into a Material Agreement.

General

Entrex Carbon Market, Inc.
(f/k/a UHF Logistics Group, Inc.)

(OTC: NTRX) (Entrex or the Company) pursuant to a press release distributed 09/20/2025 announced that it shall now use X, formerly known at Twitter, for public announcements and information dissemination.

The official X account, @OfficialNTRX, shall be used as a platform to share timely updates and company developments with investors, partners, and stakeholders. (https:. x.com/officialntrx)

SIGNATURE

       Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2025

ENTREX CARBON MARKET, INC


By:   /s/ Stephen H. Watkins
Name:  Stephen H. Watkins
       Title:  Chief Executive Officer